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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22647

PRIVATE ADVISORS ALTERNATIVE STRATEGIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Item 1.	Reports to Stockholders.

Private Advisors

Alternative Strategies Fund

Message from the President and Annual Report

March 31, 2016

This Page Intentionally Left Blank

Message from the President

The U.S. economy continued to expand, but the pace moderated during the 12-month reporting period ended March 31, 2016. Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”) growth was 3.9%. GDP growth then decelerated to 2.0% and 1.4% during the third and fourth quarters of 2015, respectively. Based on the U.S. Department of Commerce’s initial estimate, first quarter 2016 GDP growth was a modest 0.5%. The tepid reading was driven by several factors, including a decrease in nonresidential fixed investment, a deceleration in personal consumption expenditures, and a downturn in federal government spending.

Despite slowing growth, in December 2015 the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade. More specifically, the Fed raised the federal funds target rate from a range between 0.0% to 0.25% to a range between 0.25% and 0.50%. In its statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”1 During its meetings that concluded in January and March 2016, the Fed kept rates on hold. Against this backdrop, the U.S. stock market, as measured by the S&P 500® Index,2 gained 1.78% for the 12 months ended March 31, 2016. Over the same period, the U.S. bond market, as measured by the Barclays U.S. Aggregate Bond Index,2 returned 1.96%.

On the following pages we present the annual report for Private Advisors Alternative Strategies Fund. The report contains information about the markets, hedge funds and activity that affected the Fund during the reporting period.

On a final note, on November 2, 2015, the Fund’s Board of Trustees, upon the recommendation of the Fund’s investment manager, New York Life Investment Management LLC, and upon careful consideration, approved a proposal to liquidate the Fund pursuant to the terms of a plan of liquidation.

Sincerely,

Stephen P. Fisher

President

1.	Source: December 16, 2015, Federal Reserve Press Release.
2.	See page 5 for more information on this index.

Not part of the Annual Report

Certain material in this report may include statements that constitute “forward-looking” statements under the U.S. securities laws. Forward looking statements include, among other things, projections, estimates and information about possible future results or events related to the Funds, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause the actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Funds undertake no obligation to update the views expressed herein.

Fund Data1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 1-888-207-6176.

Average Annual Total Returns for the Period Ended March 31, 2016

Fund	Sales Charge		One Year	Since Inception	Gross Expense Ratio[2]
Private Advisors Alternative Strategies Fund	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–10.23 –7.45%	0.64 1.43%	8.41 8.41%
Private Advisors Alternative Strategies Master Fund	No Sales Charge		–6.76	2.15	5.80

Benchmark Performance	One Year	Since Inception
HFRI Fund of Funds Diversified Index[3]	–3.53%	2.76%
S&P 500® Index[4]	1.78	12.81
Barclays U.S. Aggregate Bond Index[5]	1.96	2.59

Strategy Allocations as of March 31, 2016 (Unaudited)

Top Ten Holdings as of March 31, 2016 (Unaudited)

1.	HBK Multi-Strategy Offshore Fund, Ltd.

2.	Fir Tree International Value Fund II, Ltd.

3.	Aurelius Capital International, Ltd.

4.	Sheffield International Partners, Ltd.

5.	Archer Capital Offshore Fund, Ltd.
6.	SRS Partners, Ltd.

7.	Redwood Offshore Fund, Ltd.

8.	Marble Arch Offshore Partners, Ltd.

9.	Empyrean Capital Overseas Fund, Ltd.

10.	Luxor Capital Partners Offshore, Ltd.

1.	The performance table does not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect the maximum applicable sales charge as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect a Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The HFRI Fund of Funds Diversified Index is a non-investable product of diversified fund of funds. The index is weighted (fund weighted) with an inception of January 1990. An investment cannot be made directly in an index.
4.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

Private Advisors Funds	5

Portfolio Management Discussion and Analysis (Unaudited)

For the 12 months ended March 31, 2016, Private Advisors Alternative Strategies Master Fund (“Master Fund”) returned –6.76%. Private Advisors Alternative Strategies Fund (“Feeder Fund”) returned –7.45%, excluding all sales charges. See page 5 for Feeder Fund returns with applicable sales charges. The Master Fund and the Feeder Fund are collectively referred to herein as “Funds.” The Funds underperformed the –3.53% return of the HFRI Fund of Funds Diversified Index1 and the 1.96% return of the Barclays U.S. Aggregate Bond Index.1 The Funds underperformed the 1.78% return of the S&P 500® Index1 during the reporting period.

The Private Advisors Alternative Strategies Fund is a “feeder” fund in what is known in the investment company industry as a master-feeder structure. The Feeder Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. The Master Fund, which has the same investment objective as the Feeder Fund, seeks to achieve its investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers who employ diverse styles and strategies. In the process of preparing for the liquidation of the Fund, it ceased pursuing its investment objective effective December 1, 2015.

Fund Performance

The Master Fund had a loss of 6.76% for the 12-month reporting period ended March 31, 2016, versus a loss of 3.53% for the HFRI Fund of Funds Diversified Index. Not surprisingly, the Master Fund underperformed the 1.78% return of the S&P 500® Index for the reporting period as growth and momentum stocks had dominated performance. The Master Fund’s allocation to the global macro strategy was the only positive contributor to performance for the 12-month reporting period. Meanwhile, event equity, U.S. long/short equity, and long/short credit strategies were the largest detractors from the Master Fund’s performance during the reporting period.

Market Summary

Equities

U.S. equity markets rebounded sharply in March 2016, and large-cap growth stocks in particular finished the 12-month reporting period in positive territory, reversing losses from December 2015 through February 2016. Not all equities fared as well, however, as equity market leadership has narrowed considerably with mega-caps and momentum stocks dominating performance. The mildly positive return for the S&P 500® Index provided little indication of the significant intra-month volatility that has occurred early in 2016 and also the end of 2015. January 2016 was the worst start to a year for equities since 2009, and the rally in March was driven more by macro factors (a dovish Fed, more quantitative easing from the ECB, a weaker U.S. dollar, and a more stable China) than fundamentals. In fact, fundamentals appeared less attractive as first quarter 2016 corporate earnings were revised downward substantially. Performance dispersion by sector and market cap has been increasing steadily over the last 12 months with large-cap stocks outperforming small-caps by more than 11% (as measured by Russell indices). S&P 500® Index sector performance in the first quarter was led by telecommunications (+16.6%) and utilities (+15.6%); while health care (–5.5%) and financials (–5.0%) underperformed by a significant margin.

Positive economic signals from China, a dovish Fed, a weakened dollar, and a rally in oil prices set the stage for a large gain in emerging markets in March. In fact, the MSCI Emerging Markets Index2 posted its largest monthly return in over six years, up 13.3%, and it is now outperforming most equity indices for the year. The MSCI EAFE® Index3 generated a return of –2.9% for the quarter, due to its sizable loss in January. That said, several European equity markets performed well in the first quarter including Austria, Germany, Norway, and Sweden, according to MSCI country indices.

Fixed Income

With a less certain U.S. economic outlook, the Federal Reserve reduced the expected pace of upcoming rate hikes in 2016 from four to only two of 25 basis points. Concurrently, a substantial amount of capital flowed into fixed-income ETFs during the first quarter of 2016, boosting returns in corporate credit in particular. Widening spreads created potential opportunities in the middle band of the credit spectrum. Fixed-income performance was decidedly positive in the first quarter as the BofA Merrill Lynch U.S. Corporate Index4 was up 3.9%, and the BofA Merrill Lynch CCC & Lower U.S. High Yield Index5 was up 3.8%, in spite of significant drawdowns in the first six weeks of the year. Meanwhile, longer maturity government debt had gains early in the year when investors became concerned about the return of market volatility. The BofA Merrill Lynch Current 10-Year U.S. Treasury Index6 produced a gain of 4.8% during the first quarter as the yield decreased to 1.8%.

1.	See page 5 for more information on this index.
2.	The MSCI Emerging Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets. An investment cannot be made directly in an index.
3.	The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. An investment cannot be made directly in an index.
4.	The BofA Merrill Lynch U.S. Corporate Index an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. An investment cannot be made directly in an index.
5.	The BofA Merrill Lynch CCC & Lower U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market including all securities rated CCC or lower. An investment cannot be made directly in an index.
6.	The BofA Merrill Lynch Current 10-Year U.S. Treasury Index is a one-security index comprised of the most recently issued 10-year Treasury note. An investment cannot be made directly into an index.

6	Private Advisors Funds

Contributors & Detractors

Hedge fund performance had been challenged during the reporting period, as macro forces such as commodities and interest rates dominated news and market performance, making alpha generation extremely difficult to achieve through bottom-up fundamental security selection. In fact, many hedge funds reported their worst quarter of alpha generation in more than five years during the first quarter of 2016. While fundamentally oriented investing has clearly been out of favor, we believe it is unlikely that this trend will continue in the long run. A lack of liquidity within credit markets continued to be a serious concern for investors. Regardless, returns in high yield and distressed credit markets benefited in March from more dovish central bank policies and a sharp rebound in many of the weaker, more heavily shorted sectors. The Fed became an immediate trigger for market volatility, whereby indications of a rate increase result in the appreciation of the dollar, widening credit spreads, and a drop in equity markets. Meanwhile, reducing its forecasts has had the opposite effect (as evidenced in March).

The global macro strategy was the best performer for the 12-month reporting period driven entirely by one underlying fund, Autonomy Global Macro Fund. Autonomy was also the top performer for the portfolio overall. Autonomy has generated differentiated positive performance in the global macro strategy that was driven by positions in Brazilian nominal and inflation-linked bonds, as well as in Colombian, Greek, and Ukrainian sovereign bonds. Other positive contributors within the portfolio for the reporting period included long/short equity manager SRS Partners. Although SRS experienced a pull-back in 2016 in several of its more concentrated positions, those same positions delivered very strong results in 2015, which put the manager in positive territory for the 12-month reporting period. Similarly, long/short credit manager Apollo Credit Short Opportunities posted strong results over the last 12 months and is among the top contributors due to its short credit bias. However, Apollo’s performance suffered more recently as high yield prices quickly reversed course in March.

Event equity manager Luxor Capital Partners Offshore was the largest detractor within the portfolio for the 12-month reporting period. Luxor performed poorly in December 2015 as the manager wrote down the convertible and preferred equity that it held in one company to zero based on an imminent bankruptcy filing. These holdings accounted for a significant portion of the manager’s decline and over-shadowed other gains and losses in its portfolio. Just prior to this development, we made the decision to redeem from Luxor. The manager’s focus on softer catalyst value positions (events without a definitive timeline) did not produce the strong returns that the firm had delivered historically across asset classes (long and short). Fir Tree International Value Fund II also underperformed for the 12-month reporting period, primarily due to energy infrastructure-related investments that have experienced weakness along with commodities. There have been many companies overly penalized by their indirect affiliation with the energy sector. Long/short equity manager North Run Offshore Partners also underperformed for the reporting period as its long book, which has a value-oriented focus, has suffered in the current environment.

Although North Run’s short portfolio has performed well, it has not been able to offset weaker results in its long portfolio, which is much larger.

We anticipate that performance will become less representative of the portfolio’s historical profile as the Fund winds down, as some manager and strategy weights will become a larger portion of the overall portfolio.

Portfolio Activity

Pursuant to the Board’s approval to liquidate the Funds on November 2, 2015, redemptions were placed with underlying managers and third-party shareholders received payment in the amount equal to the net asset value per share of the Funds as of March 31, 2016. The remaining assets are held by Private Advisors’ affiliated parties.

Thank you.

Tim Berry

Portfolio Manager

Charles Honey

Portfolio Manager

Private Advisors Funds	7

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Private Advisors Alternative Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Private Advisors Alternative Strategies Fund (the “Fund”) at March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, on November 2, 2015, the Board of Trustees approved the liquidation of the Fund. Our opinion is not modified with respect to this matter.

PricewaterhouseCoopers LLP

New York, New York

May 26, 2016

8	Private Advisors Alternative Strategies Fund

Private Advisors Alternative Strategies Fund

(A Delaware Statutory Trust)

Statement of Assets and Liabilities as of March 31, 2016

Assets
Investment in Private Advisors Alternative Strategies Master Fund, at fair value (8,271.411 Shares) (identified cost $8,545,543)	$7,882,165
Cash	102,485
Due from Master Fund	14,138,819
Due from Manager (See Note 4)	53,661
Prepaid assets	4,078

Total assets	22,181,208

Liabilities
Redemptions payable	14,138,819
Accrued expenses and other liabilities	96,883

Total liabilities	14,235,702

Net Assets	$7,945,506

Composition of Net Assets:
Paid-in capital	$10,372,650
Distributions in excess of net investment income	(40,751)
Accumulated net realized gain (loss) on investment	(1,723,015)
Net unrealized appreciation (depreciation) on investment	(663,378)

Net Assets	$7,945,506

Net Asset Value Per Share:
8,314.38 Shares issued and outstanding, par value $0.001 per share 250,000 registered shares of beneficial interest	$955.63

Maximum Offering Price Per Share:
($955.63 plus sales load of up to 3% of net asset value per share)	$984.30

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	Private Advisors Alternative Strategies Fund	9

Private Advisors Alternative Strategies Fund

(A Delaware Statutory Trust)

Statement of Operations for the year ended March 31, 2016

Income
Dividend from Private Advisors Alternative Strategies Master Fund	$284,826

Expenses
Management Fee (see Note 4)	258,816
Shareholder Service fees (see Note 4)	200,061
Professional fees	71,349
Insurance fees	48,969
Transfer agent fees	32,059
Registration	24,108
Shareholder communication	21,347
Administration fees	17,500
Trustees	1,277
Miscellaneous	4,857

Total expenses before waiver/reimbursement	680,343

Expense waiver/reimbursement from Manager	(503,818)

Net expenses	176,525

Net investment income (loss)	108,301

Net realized and unrealized gain (loss) on investment
Net realized gain (loss) on investment in Private Advisors Alternative Strategies Master Fund	(1,712,521)
Net change in unrealized appreciation (depreciation) on investment in Private Advisors Alternative Strategies Master Fund	(168,694)

Net realized and unrealized gain (loss) on investment	(1,881,215)

Net increase (decrease) in net assets resulting from operations	$(1,772,914)

10	Private Advisors Alternative Strategies Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Private Advisors Alternative Strategies Fund

(A Delaware Statutory Trust)

Statement of Changes in Net Assets

	Year ended March 31, 2016	Year ended March 31, 2015
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$108,301	$328,056
Net realized gain (loss) on investment in Private Advisors Alternative Strategies Master Fund	(1,712,521)	(5,628)
Net change in unrealized appreciation (depreciation) on investment in Private Advisors Alternative Strategies Master Fund	(168,694)	(113,992)

Net increase (decrease) in net assets resulting from operations	(1,772,914)	208,436

Distributions to Shareholders from:
Net investment income	(105,612)	(344,502)
Net realized gain	—	(8,283)

	(105,612)	(352,785)

Capital share transactions:
Subscriptions (representing 97.68 and 7,712.40 Shares)	100,000	8,008,590
Redemptions (representing 16,534.53 and 943.10 Shares)	(15,947,306)	(967,650)
Distributions reinvested (representing 107.21 and 339.32 Shares)	105,219	345,424

Net increase (decrease) in net assets derived from capital share transactions	(15,742,087)	7,386,364

Net increase (decrease) in net assets	(17,620,613)	7,242,015
Net assets, beginning of year (representing 24,644.02 and 17,535.40 Shares)	25,566,119	18,324,104

Net assets, end of year (representing 8,314.38 and 24,644.02 Shares)	$7,945,506	$25,566,119

Distributions in excess of net investment income at end of year	$(40,751)	$(43,440)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	Private Advisors Alternative Strategies Fund	11

Private Advisors Alternative Strategies Fund

(A Delaware Statutory Trust)

Statement of Cash Flows for the year ended March 31, 2016

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(1,772,914)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investment in Private Advisors Alternative Strategies Master Fund	(299,432)
Proceeds from sale of investment in Private Advisors Alternative Strategies Master Fund	16,072,306
Net realized (gain) loss on investment in Private Advisors Alternative Strategies Master Fund	1,712,521
Net change in unrealized (appreciation) depreciation on investment in Private Advisors Alternative Strategies Master Fund	168,694
Changes in operating assets and liabilities:
Due from Master Fund	(13,841,057)
Due from Manager	(25,589)
Prepaid assets	34,104
Accrued expenses and other liabilities	32,275

Net cash provided by (used in) operating activities	2,080,908

Cash flows from financing activities
Subscriptions	100,000
Redemptions, net of redemptions payable	(2,106,249)
Distributions paid	(393)

Net cash provided by (used in) financing activities	(2,006,642)

Net increase (decrease) in cash	74,266
Cash, beginning of year	28,219

Cash, end of year	$102,485

Supplemental disclosure of cash flow information:
Distributions reinvested	$105,219

12	Private Advisors Alternative Strategies Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Private Advisors Alternative Strategies Fund

(A Delaware Statutory Trust)

Financial Highlights selected per share data and ratios

	Year ended March 31,			May 1, 2012 (commencement of operations) through March 31,
	2016	2015	2014	2013
Per Share operating performance:
Net asset value at beginning of year	$1,037.42	$1,044.98	$1,061.34	$1,000.00
Net investment income (loss) (a)	4.87	14.47	113.06	(0.85)
Net realized and unrealized gain (loss) on investment	(82.06)	(7.81)	(46.70)	67.51

Net increase (decrease) resulting from operations	(77.19)	6.66	66.36	66.66

Distributions paid from:
Net investment income	(4.60)	(13.89)	(82.72)	(5.32)
Net realized gain on investment	—	(0.33)	—	—

	(4.60)	(14.22)	(82.72)	(5.32)

Net asset value at end of year	$955.63	$1,037.42	$1,044.98	$1,061.34

Total investment return (b)	(7.45%)	0.66%	6.37%	6.69	% (c)
Ratios (to average net assets)/Supplemental Data
Net investment income (loss)	0.48%	1.40%	10.62%	(0.09	%)††
Net expenses (d)	1.97%	2.25%	2.25%	2.25	% ††
Expenses (before waiver/reimbursement) (d)	4.21%	4.35%	5.30%	50.97	% ††
Portfolio turnover rate (e)	9%	9%	10%	0	% (f)
Net assets at end of year (in 000’s)	$7,946	$25,566	$18,324	$1,385

††	Annualized.
(a)	Per share data based on average shares outstanding during the year/period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Ratio includes indirect expenses of the Master Fund, after waivers and reimbursements of Master Fund expenses. Without such waivers and reimbursements, the ratio would have been 4.89%, 4.59%, 5.92% and 52.31%, for the periods ending March 31, 2016, 2015, 2014 and 2013, respectively.
(e)	The portfolio turnover rate reflects the investment activities of the Master Fund.
(f)	Portfolio turnover was calculated at 0.00% as a result of no securities sold during the year from May 1, 2012 (commencement of operations) through March 31, 2013.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	Private Advisors Alternative Strategies Fund	13

Private Advisors Alternative Strategies Fund

(A Delaware Statutory Trust)

Notes to Financial Statements

1.  Organization and Business

Private Advisors Alternative Strategies Fund (the “Feeder Fund”) was organized on December 15, 2011 as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated December 14, 2011 and amended and restated June 4, 2015. The Feeder Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Feeder Fund commenced investment operations on May 1, 2012 (“Commencement of Operations”).

The Feeder Fund is a “Feeder” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, the Feeder Fund invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in another closed-end, non-diversified management investment company, Private Advisors Alternative Strategies Master Fund (the “Master Fund,” and together with the Feeder Fund, the “Funds”).

On November 2, 2015, the Board of Trustees (the “Board”) of the Feeder Fund, upon the recommendation of New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), approved a proposal to liquidate the Feeder Fund and a plan of liquidation for the Feeder Fund. The Feeder Fund was closed to any subscriptions as of December 1, 2015 and will not make any further tender offers to repurchase the Feeder Fund’s shares of beneficial interest (“Shares”).

Upon the repurchase of all of the outstanding shares of any third-party investors, the Master Fund intends promptly to de-register under the 1940 Act.

The investment objective of the Master Fund, which has the same investment objective as the Feeder Fund, is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. The Master Fund seeks to achieve this investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers (“Portfolio Managers”) who employ diverse styles and strategies (“Hedge Funds”). The Master Fund generally seeks to invest in Hedge Funds managed by Portfolio Managers who have proven investment management experience and who invest in the Hedge Funds they manage alongside their client capital. The investment strategies employed by the Portfolio Managers selected may include, among others, credit, convertible arbitrage, event-driven, distressed debt, global macro, income, long/short credit and equity, and relative value/arbitrage strategies (please see the Funds’ prospectuses for more information on strategies employed by the Portfolio Managers). In the process of preparing for the liquidation of the Funds, effective December 1, 2015, the Funds were no longer pursuing their investment objectives or being managed consistent with their investment strategies as stated in the prospectuses.

As of March 31, 2016, the Feeder Fund represented $7,882,165 or 18.08% of the Master Fund’s net assets. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Feeder Fund’s financial statements.

New York Life Investments, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and serves as the Funds’ investment manager. New York Life Investments has in turn delegated its portfolio management responsibilities to Private Advisors LLC, a Virginia limited liability company, (“Private Advisors”), which serves as the Funds’ subadvisor (together with New York Life Investments, the “Advisors”). Private Advisors is an affiliate of New York Life Investment Management Holdings LLC. Subject to policies adopted by the Board, Private Advisors, among other things, (i) manages the day-to-day investment operations of the Funds, (ii) seeks investment opportunities for the Funds, and (iii) monitors the performance of and makes investment and trading decisions with respect to the Funds’ investment portfolio.

Private Advisors is subject to supervision by the Manager in its management of the Funds. The Board has overall responsibility for oversight of the Funds. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Funds.

2.  Significant Accounting Policies

The Feeder Fund prepares its financial statements, which are expressed in U.S. dollars, in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and follows significant accounting policies described below.

Management has determined that the Feeder Fund is an investment company in accordance with Accounting Standards Codification Topic 946, Investment Companies, for the purpose of financial reporting.

Investment in the Fund

NYLIFE Distributors LLC (“Distributor”), an affiliate of the Advisors, acts as the distributor of the Shares. The Distributor may enter into selected dealer arrangements with various brokers, dealers, banks and other financial intermediaries (“Financial Intermediaries”) to sell Shares.

The Feeder Fund was closed to any subscriptions effective December 1, 2015. Although Shares are registered under the Securities Act of 1933, as amended (“Securities Act”), investments in the Feeder Fund generally could be made only by investors that satisfy the definition of “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act (“Eligible Investors”). Prior to December 1, 2015, Eligible Investors who subscribed for Shares and were admitted to the Feeder Fund became shareholders (“Shareholders”) of the Feeder Fund. Generally, Shares were continuously offered on a monthly basis at a price equal to their then current net asset value (“NAV”) per Share, plus a sales load. The minimum initial subscription for Shares was $50,000, and the minimum subsequent subscriptions were $10,000. The Feeder Fund could accept subscriptions for lesser amounts at the discretion of the Advisors. Shares were offered for purchase as of the first business day of each month or at such other times as determined in the discretion of the Board. Shares were subject to substantial restrictions on transferability and resale, and could not be transferred or resold except as permitted

14	Private Advisors Alternative Strategies Fund

under the Feeder Fund’s Declaration of Trust. As described below, the Feeder Fund, however, offered to repurchase Shares pursuant to written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as the Board determined in its sole discretion.

The Feeder Fund did not make any further tender offers to repurchase Shares effective December 1, 2015. No Shareholder or other person holding Shares acquired from a Shareholder had the right to require the Feeder Fund to redeem Shares. Prior to December 1, 2015, however, the Feeder Fund from time to time offered to repurchase Shares from its Shareholders in accordance with written tenders by Shareholders. Each tender offer was limited and was generally applied to up to 20% of the net assets of the Feeder Fund at that time. If a tender offer was oversubscribed, the Feeder Fund, in its sole discretion, either (a) accepted the additional Shares permitted to be accepted pursuant to Rule 13e-4(f)(1) under the Securities Exchange Act of 1934, as amended; (b) extended the tender offer, if necessary, and increased the number of Shares that the Feeder Fund was offering to repurchase to a number it believed sufficient to accommodate the excess Shares tendered as well as any Shares tendered during the extended offer; or (c) accepted Shares tendered on or before the expiration date of the tender offer for payment on a pro rata basis based on the number of tendered Shares. In determining whether the Feeder Fund offered to repurchase Shares from Shareholders, the Board considered the recommendations of the Advisors as to the timing of such a tender offer, as well as a variety of operational, business and economic factors. In the event that the Feeder Fund did not at least once during any 24 consecutive month period beginning after January 1, 2013, offer to repurchase Shares tendered in accordance with such terms and conditions as the Board determined in its sole discretion, the Board was required to call a meeting of Shareholders for the purposes of considering whether to dissolve the Feeder Fund.

The Feeder Fund was not required to conduct a tender offer and was less likely to conduct tenders during periods of exceptional tender conditions or when Hedge Funds suspend redemptions. The Feeder Fund required that each tendering Shareholder tender a minimum of $25,000 worth of Shares, subject to the Board’s ability to permit a Shareholder to tender a lesser amount in its discretion.

The Feeder Fund reserved the right to reject any subscription to purchase, and the Board could suspend or terminate the sale of Shares at any time, in whole or in part.

A 5.00% early repurchase fee (“Repurchase Fee”) was assessed to any Shareholder that tendered his or her Shares to the Feeder Fund prior to the business day immediately preceding the one-year anniversary of the Shareholder’s purchase of the respective Shares. The Repurchase Fee applied separately to each purchase of Shares made by a Shareholder. The amount received from the Repurchase Fee stayed in the Funds. The purpose of the Repurchase Fee was to, among other things, discourage short-term investments, which are generally disruptive to the Feeder Fund’s investment program. The Repurchase Fee was not assessed in connection with the redemption to external shareholders as a result of the liquidation.

Investment in the Master Fund

The Feeder Fund invests substantially all of its assets, net of reserves for reasonable anticipated expenses, in the Master Fund. The Feeder Fund’s investment in the Master Fund is valued at the Master Fund’s NAV as a practical expedient, as the Master Fund does for its investments in Hedge Funds as discussed in Note 4 of the Master Fund’s financial statements. The performance of the Feeder Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Feeder Fund. The Feeder Fund records its investment in the Master Fund at fair value which is represented by the Feeder Fund’s proportionate interest in the net assets of the Master Fund.

The Feeder Fund will record security transactions in shares of the Master Fund on the trade date. Realized gains and losses on security transactions are determined using the identified cost method.

The Feeder Fund purchased 305.479 shares of the Master Fund in the amount of $299,432. The Feeder Fund sold 16,704.513 shares of the Master Fund in the amount of $16,072,306.

Distribution of Income and Gains

The Feeder Fund intends to distribute all of its net investment income, and net short-term and long-term capital gain, if any, to Shareholders each year as required to maintain regulated investment company (“RIC”) status. Distributions will be made to each Shareholder pro rata based upon the number of Shares held by such Shareholder on the record date and will be net of expenses. Dividends and distributions are recorded on the ex-dividend date. Pursuant to the plan of liquidation for the Feeder Fund, Shareholders will also receive payment in the amount equal to the NAV per Share of the Feeder Fund as of March 31, 2016 (the “Valuation Date”). Payment was made in cash on or about 45 business days after the Valuation Date. The Feeder Fund has determined not to hold back any amount payable to repurchase the Shares. At this same time, the Feeder Fund will pay-out any net realized capital gains and income realized from the Feeder Fund’s tax year-end through the Valuation Date as well as any amounts due to Shareholders as post-audit payments from previous tender offers. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP. Dividends from net investment income for the year ended March 31, 2016 represent distributions from ordinary income for tax purposes arising primarily from mark-to-market adjustments relating to investments in passive foreign investment companies held in the Master Fund.

In order to satisfy the diversification requirements under Subchapter M of the Internal Revenue Code, of 1986, as amended (the “Code”), the Master Fund generally invests its assets in Hedge Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign invest-

Private Advisors Alternative Strategies Fund	15

Private Advisors Alternative Strategies Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)

ment companies (“PFICs”). As such, the Master Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Feeder Fund (“DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and/or capital gains distributions automatically reinvested in additional Shares at NAV unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows of the Feeder Fund is the amount included in the Feeder Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments or restricted cash.

Income and Operating Expenses

The Feeder Fund bears its own expenses including, but not limited to, legal expenses, accounting expenses (including third-party accounting services), auditing and other professional expenses, and administration expenses. In addition, the Feeder Fund indirectly bears a pro rata share of the fees and expenses of the Master Fund and the Hedge Funds in which the Master Fund invests. Because the Hedge Funds have varied expense and fee levels and the Master Fund may own different proportions of the Hedge Funds at different times, the amount of fees and expenses incurred indirectly by the Feeder Fund may vary. These indirect expenses of the Master Fund and Hedge Funds are reflected in net realized gain/(loss) and net change in unrealized appreciation/(depreciation) on investments on the Feeder Fund’s Statement of Operations. Operating expenses are recorded as incurred.

Income is derived from distributions from the Master Fund arising from mark to market adjustments relating to investments in passive foreign investment companies held in the Master Fund.

Use of Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.  Income Taxes

Federal Income Taxes

The Feeder Fund intends to comply with the requirements of the Code applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Feeder Fund has adopted a tax year-end of October 31. The Feeder Fund files tax returns with the U.S. Internal Revenue Service and various states. The Feeder

Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Feeder Fund’s tax positions taken on federal, state and local income tax returns for the open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Feeder Fund’s financial statements. The Feeder Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitation have not expired are subject to examination by the U.S. Internal Revenue Service and state and local departments of revenue.

The tax character of distributions paid for the year ended March 31, 2015 of $352,785 of which $345,384 was ordinary income and $7,401 was long-term capital gain. The tax character of distributions for the year ended March 31, 2016 of $105,612 was ordinary income, and is subject to recharacterization until the end of the Feeder Fund’s tax year end on October 31, 2016.

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation (depreciation)	$(1,273,596)
Other temporary differences	(150,338)
Capital loss carryforward	(70,607)

As of October 31, 2015, capital loss carryforwards available for federal income tax purposes were $70,607 for long-term. This amount has no expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. Other temporary differences are related to late year ordinary loss deferrals.

As of October 31, 2015, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$24,132,462
Gross tax unrealized appreciation	$—
Gross tax unrealized depreciation	(1,273,596)
Net tax unrealized appreciation (depreciation) on investments	$(1,273,596)

4.  Fees and Related Party Transactions

The Feeder Fund bears all of the expenses of its own operations, including, but not limited to, expenses borne indirectly through the

16	Private Advisors Alternative Strategies Fund

Feeder Fund’s investment in the Master Fund. The Feeder Fund and its Shareholders are indirectly subject to the investment management fee charged to the Master Fund by New York Life Investments. Please refer to Note 5 of the Master Fund’s financial statements for a discussion of the computation of the investment management fee.

The Feeder Fund’s investment management fee (“Management Fee”) is 0.0917% (1.10% on an annual basis) of the Feeder Fund’s month-end NAV; however, New York Life Investments has contractually agreed to waive the Management Fee paid by the Feeder Fund as long as the Feeder Fund remains in the “master-feeder” structure, and invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund.

Effective December 1, 2015, New York Life Investments also began waiving the Master and Feeder Funds management fees.

New York Life Investments has contractually agreed to waive fees and/or reimburse the Master Fund for expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired (Underlying) Fund Fees and Expenses (i.e., the expenses of the Underlying Hedge Funds)) to the extent necessary in order to cap the Master Fund’s total annual operating expenses at 1.50% of its average month-end net assets. New York Life Investments has contractually agreed to reimburse the Feeder Fund for expenses (including the Feeder Fund’s pro rata share of the Master Fund’s expenses but excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and Acquired (Underlying) Fund Fees and Expenses) to the extent necessary in order to cap the Feeder Fund’s total annual operating expenses at 2.25% of the Feeder Fund’s average month-end net assets. These agreements will remain in effect until August 1, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. As of March 31, 2016, $53,661 is due from the Manager.

The Feeder Fund has retained State Street Bank and Trust Company (“State Street”) to provide administrative and accounting services to the Feeder Fund. State Street also serves as the Feeder Fund’s transfer agent and custodian. Under the terms of an administration agreement with the Feeder Fund (“Administration Agreement”), State Street is responsible for, among other things: (i) reconciling cash and investment balances; (ii) maintaining the general ledger and sub-ledger accounts and arranging for the computation of the Feeder Fund’s NAV; (iii) preparing the Feeder Fund’s annual and semi-annual reports; (iv) maintaining the register of Shareholders; (v) processing matters relating to subscriptions for, and repurchases of Shares; and (vi) issuing reports and transaction statements to Shareholders. For its services, State Street is paid a monthly fee directly from the Feeder Fund. For the year ended March 31, 2016, the Feeder Fund incurred transfer agent fees and administration fees of $32,059 and $17,500, respectively.

Prior to December 1, 2015, when the Feeder Fund was closed to subscriptions, Shares were sold subject to a maximum sales load of up to 3.00%. The actual sales load paid by investors may vary in the Distributor’s discretion and/or among Financial Intermediaries. The Distributor or Financial Intermediaries may waive or reduce the sales load at its discretion for any investor. Investors should consult with their Financial Intermediaries about any additional fees or charges they might impose.

The Feeder Fund has adopted a shareholder services plan (“Services Plan”). Under the terms of the Services Plan, the Feeder Fund is authorized to pay to New York Life Investments, its affiliates, or the Financial Intermediaries, as compensation for services rendered to Shareholders, a shareholder service fee at the rate of 0.85% on an annualized basis of the Feeder Fund’s average month-end net assets. Pursuant to the Services Plan, the Feeder Fund may pay for Shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing subscription and repurchase orders, communicating periodically with Shareholders and assisting Shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Feeder Fund and may cost more than certain types of sales charges. The Feeder Fund incurred Shareholder Service fees of $200,061 for the year ended March 31, 2016.

From time to time, the Feeder Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Feeder Fund. As of the March 31, 2016 record date, New York Life Investment Management Holdings, LLC, an affiliate of the Advisors, maintains a significant holding in the Feeder Fund which represents 100.00% of the Feeder Fund’s NAV.

5.  Offering of Shares

The Feeder Fund’s Share activities for the year ended March 31, 2016 were as follows:

Balance as of April 1, 2015	Sub- scriptions	Red- emptions	Distributions Reinvested	Balance as of March 31, 2016
24,644.02	97.68	(16,534.53)	107.21	8,314.38

6.  Concentration Risk

The Feeder Fund’s investment in the Master Fund has no ready market to provide liquidity. This strategy presents a high degree of business and financial risk due to the Hedge Funds in which the Master Funds invests. The Master Fund’s investments in Hedge Funds are also subject to the risk associated with investing in Hedge Funds. The Hedge Funds are generally illiquid, and thus there can be no assurance that the Master Fund will be able to realize the value of such investments in Hedge Funds in a timely manner. Since many of the Hedge Funds may involve a high degree of investment risk, poor performance by one or more of the Hedge Funds could severely affect the total returns of the Master Fund and the Feeder Fund.

Private Advisors Alternative Strategies Fund	17

Private Advisors Alternative Strategies Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)

7.  Contractual Obligations

The Feeder Fund enters into contracts that contain a variety of indemnifications. The Feeder Fund’s maximum exposure under these arrangements is unknown. However, the Feeder Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Subsequent Events

In connection with the preparation of the financial statements of the Feeder Fund for the year ended March 31, 2016, events and transactions subsequent to March 31, 2016 through the date the financial statements were issued have been evaluated by the Feeder Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

Pursuant to the plan of liquidation, all third-party shareholders have had their account balances redeemed.

18	Private Advisors Alternative Strategies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Private Advisors Alternative Strategies Master Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Private Advisors Alternative Strategies Master Fund (the “Fund”) at March 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2016 by correspondence with the custodian and underlying portfolio funds, provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, on November 2, 2015, the Board of Trustees approved the liquidation of the Fund. Our opinion is not modified with respect to this matter.

PricewaterhouseCoopers LLP

New York, New York

May 26, 2016

Private Advisors Alternative Strategies Master Fund	19

Private Advisors Alternative Strategies Master Fund

(A Delaware Statutory Trust)

Schedule of Investments as of March 31, 2016

	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date*	Liquidity**
Investments in Hedge Funds Cayman Islands Domiciled
Distressed Debt Global
Redwood Offshore Fund, Ltd.	5/1/2012	$1,200,000	$1,530,277	3.51%	6/30/2016	Bi-Annually
North America
Aurelius Capital International, Ltd.	5/1/2012	1,600,000	2,057,264	4.72	6/30/2016	Semi-Annually

Total Distressed Debt		2,800,000	3,587,541	8.23

Event Equity North America
Luxor Capital Partners Offshore, Ltd.	5/1/2012	1,892,110	1,367,607	3.14	6/30/2016	Quarterly

Global Equity Global
Sheffield International Partners, Ltd.	5/1/2012	1,695,000	1,885,284	4.33	6/30/2016	Quarterly
SRS Partners, Ltd.	5/1/2012	1,248,332	1,695,629	3.89	6/30/2016	Quarterly

Total Global Equity		2,943,332	3,580,913	8.22

Global Macro Global
Autonomy Global Macro Fund Ltd.	6/1/2013	526,432	647,452	1.48	4/30/2016	Monthly

Long/Short Corporate Credit North America
Archer Capital Offshore Fund, Ltd.	5/1/2012	1,801,542	1,866,074	4.28	6/30/2016	Quarterly
Panning Overseas Fund, Ltd.	6/1/2013	1,258,506	1,199,669	2.75	6/30/2016	Quarterly

Total Long/Short Corporate Credit		3,060,048	3,065,743	7.03

Multi-Strategy Global
Empyrean Capital Overseas Fund, Ltd.	8/1/2015	1,500,000	1,424,842	3.27	6/30/2016	Quarterly
Fir Tree International Value Fund II, Ltd.	5/1/2012	2,210,000	2,149,635	4.93	4/30/2016	Annually
HBK Multi-Strategy Offshore Fund, Ltd.	5/1/2012	2,009,913	2,157,889	4.95	6/30/2016	Quarterly

Total Multi-Strategy		5,719,913	5,732,366	13.15

U.S. Equity North America
Marble Arch Offshore Partners, Ltd.	7/1/2012	1,200,000	1,520,422	3.49	6/30/2016	Quarterly
North Run Offshore Partners, Ltd.	5/1/2012	1,142,664	1,021,810	2.35	6/30/2016	Quarterly
Southpoint Qualified Offshore Fund, Ltd.	5/1/2012	925,358	1,069,600	2.45	6/30/2016	Quarterly

Total U.S. Equity		3,268,022	3,611,832	8.29

Total Cayman Islands Domiciled		20,209,857	21,593,454	49.54

Total Investments in Hedge Funds		$20,209,857	21,593,454	49.54

Other Assets, less Liabilities			21,991,565	50.46

Net Assets			$43,585,019	100.00%

*	Investments in Hedge Funds may be composed of multiple series. The Next Available Redemption Date refers to the earliest date after March 31, 2016 that redemption from a series is available. Other series may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Hedge Funds may be subject to fees.

**	Available frequency of redemption after initial lock-up period, if any. Different series may have different liquidity terms.

20	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Private Advisors Alternative Strategies Master Fund

(A Delaware Statutory Trust)

Statement of Assets and Liabilities as of March 31, 2016

Assets
Investments in Hedge Funds, at fair value (identified cost $20,209,857)	$21,593,454
Cash	26,414,978
Receivable for investments sold	16,377,076
Due from Manager (See Note 5)	50,575
Prepaid assets	3,482

Total assets	64,439,565

Liabilities
Redemptions payable	20,687,102
Accrued expenses and other liabilities	167,444

Total liabilities	20,854,546

Net Assets	$43,585,019

Composition of Net Assets:
Paid-in capital	$48,062,875
Distributions in excess of net investment income	(9,824,643)
Accumulated net realized gain (loss) on investments in Hedge Funds	3,963,190
Net unrealized appreciation (depreciation) on investments in Hedge Funds	1,383,597

Net Assets	$43,585,019

Net Asset Value Per Share:
45,737.39 Shares issued and outstanding, par value $0.001 per share 450,000 registered shares of beneficial interest	$952.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	Private Advisors Alternative Strategies Master Fund	21

Private Advisors Alternative Strategies Master Fund

(A Delaware Statutory Trust)

Statement of Operations for the year ended March 31, 2016

Expenses
Management Fee (See Note 5)	$746,138
Professional fees	183,587
Administration and custody fees	173,377
Insurance fees	49,686
Transfer agent fees	32,059
Registration	22,576
Shareholder communication	9,658
Trustees	3,631
Miscellaneous	7,633

Total expenses before waiver/reimbursement	1,228,345
Expense waiver/reimbursement from Manager	(447,600)

Net expenses	780,745

Net investment income (loss)	(780,745)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments in Hedge Funds	5,890,174
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	(9,801,656)

Net realized and unrealized gain (loss) on investments	(3,911,482)

Net increase (decrease) in net assets resulting from operations	$(4,692,227)

22	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Private Advisors Alternative Strategies Master Fund

(A Delaware Statutory Trust)

Statement of Changes in Net Assets

	Year Ended March 31, 2016	Year ended March 31, 2015
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(780,745)	$(1,002,145)
Net realized gain (loss) on investments in Hedge Funds	5,890,174	(705,994)
Net change in unrealized appreciation (depreciation) on investments in Hedge Funds	(9,801,656)	2,741,104

Net increase (decrease) in net assets resulting from operations	(4,692,227)	1,032,965

Distributions to shareholders from:
Net investment income	(831,075)	(1,367,396)

Capital share transactions:
Subscriptions (representing 699.28 and 11,019.44 Shares)	730,000	11,418,590
Redemptions (representing 24,225.41 and 3,050.52 Shares)	(23,268,000)	(3,169,817)
Distributions reinvested (representing 825.37 and 1,302.08 Shares)	806,333	1,320,257

Net increase (decrease) in net assets derived from capital share transactions	(21,731,667)	9,569,030

Net increase (decrease) in net assets	(27,254,969)	9,234,599
Net assets, beginning of year (representing 68,438.15 and 59,167.15 Shares)	70,839,988	61,605,389

Net assets, end of year (representing 45,737.39 and 68,438.15 Shares)	$43,585,019	$70,839,988

Distributions in excess of net investment income at end of year	$(9,824,643)	$(8,862,045)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	Private Advisors Alternative Strategies Master Fund	23

Private Advisors Alternative Strategies Master Fund

(A Delaware Statutory Trust)

Statement of Cash Flows for the year ended March 31, 2016

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(4,692,227)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments in Hedge Funds	(5,400,000)
Proceeds from sales of investments in Hedge Funds	47,506,898
Net realized (gain) loss on investments in Hedge Funds	(5,890,174)
Net change in unrealized (appreciation) depreciation on investments in Hedge Funds	9,801,656
Changes in operating assets and liabilities:
Receivable for investments sold	(14,799,209)
Due from Manager	(50,575)
Prepaid assets	32,381
Accrued expenses and other liabilities	57,172
Management fee payable	(34,270)

Net cash provided by (used in) operating activities	26,531,652

Cash flows from financing activities
Subscriptions	730,000
Redemptions, net of redemptions payable	(2,888,768)
Distributions paid	(24,742)

Net cash provided by (used in) financing activities	(2,183,510)

Net increase (decrease) in cash	24,348,142
Cash, beginning of year	2,066,836

Cash, end of year	$26,414,978

Supplemental disclosure of cash flow information:
Distributions reinvested	$806,333

In-kind redemptions from Hedge Funds	$70,377

24	Private Advisors Alternative Strategies Master Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Private Advisors Alternative Strategies Master Fund

(A Delaware Statutory Trust)

Financial Highlights selected per share data and ratios

	Year ended March 31,			May 1, 2012 (commencement of operations) through March 31,
	2016	2015	2014	2013
Per Share operating performance:
Net asset value at beginning of year	$1,035.10	$1,041.21	$1,054.76	$1,000.00
Net investment income (loss) (a)	(11.86)	(15.48)	(16.35)	(13.87)
Net realized and unrealized gain (loss) on investments in Hedge Funds	(57.86)	29.69	90.05	86.21

Net increase (decrease) resulting from operations	(69.72)	14.21	73.70	72.34

Distributions paid from:
Net investment income	(12.44)	(20.32)	(87.25)	(17.58)

Net asset value at end of year	$952.94	$1,035.10	$1,041.21	$1,054.76

Total investment return (b)	(6.76%)	1.40%	7.12%	7.32	% (c)
Ratios (to average net assets)/Supplemental Data
Net investment income (loss) (d)	(1.18%)	(1.50%)	(1.50%)	(1.50	%)††
Net expenses (d)	1.18%	1.50%	1.50%	1.50	% ††
Expenses (before waiver/reimbursement) (d)	1.86%	1.74%	2.12%	2.84	% ††
Portfolio turnover rate (e)	9%	9%	10%	0	% (f)
Net assets at end of year (in 000’s)	$43,585	$70,840	$61,605	$44,987

††	Annualized.
(a)	Per share data based on average shares outstanding during the year/period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Ratios of expenses and net investment income (loss) do not include the impact of expenses and incentive allocations or incentive fees related to the Underlying Hedge Funds.
(e)	The portfolio turnover rate reflects the investment activities of the Master Fund.
(f)	Portfolio turnover was calculated at 0.00% as no securities were sold during the year from May 1, 2012 (commencement of operations) through March 31, 2013.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	Private Advisors Alternative Strategies Master Fund	25

Private Advisors Alternative Strategies Master Fund

(A Delaware Statutory Trust)

Notes to Financial Statements

1.  Organization and Business

Private Advisors Alternative Strategies Master Fund (the “Master Fund”) was organized on December 15, 2011 as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”) dated December 14, 2011 and amended and restated June 4, 2015. The Master Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Master Fund commenced investment operations on May 1, 2012 (“Commencement of Operations”).

The Master Fund is a “Master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, another closed-end, non-diversified management investment company, Private Advisors Alternative Strategies Fund (the “Feeder Fund”), invests substantially all of its assets, net of reserves maintained for reasonably anticipated expenses, in the Master Fund. The Master Fund may also accept investments from certain other investors as well, including, among others, investors purchasing shares through (i) certain “wrap fee” or other programs sponsored by financial intermediary firms and (ii) certain non-broker/dealer registered investment advisory firms.

On November 2, 2015, the Board of Trustees (the “Board”) of the Master Fund, upon the recommendation of New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), approved a proposal to liquidate the Master Fund and a plan of liquidation for the Master Fund. The Master Fund was closed to any subscriptions as of December 1, 2015 and will not make any further tender offers to repurchase the Master Fund’s shares of beneficial interest (“Shares”).

New York Life Investments began waiving the management fees for the Master Fund starting December 1, 2015.

Upon the repurchase of all of the outstanding shares of any third-party investors, the Master Fund intends promptly to de-register under the 1940 Act.

The investment objective of the Master Fund is to seek long-term capital appreciation above equity returns over a full market cycle with volatility that is lower than that of the equity market and returns that demonstrate a low correlation to both traditional equity and fixed income markets. The Master Fund seeks to achieve this investment objective by investing principally in private investment funds or “hedge funds” managed by third-party portfolio managers (“Portfolio Managers”) who employ diverse styles and strategies (“Hedge Funds”). The Master Fund generally seeks to invest in Hedge Funds managed by Portfolio Managers who have proven investment management experience and who invest in the Hedge Funds they manage alongside their clients’ capital. In the process of preparing for the liquidation of the Master Fund, effective December 1, 2015, the Master Fund was no longer pursuing its investment objective or being managed consistent with its investment strategies as stated in the prospectus.

New York Life Investments, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and serves as the Master Fund’s investment manager. New York Life Investments has in turn delegated its portfolio management responsibilities to Private Advisors LLC, a Virginia limited liability company, (“Private Advisors”), who serves as the Master Fund’s subadvisor (together with New York Life Investments, the “Advisors”). Private Advisors is an affiliate of New York Life Investment Management Holdings LLC. New York Life Investments also serves as the investment manager to the Feeder Fund and Private Advisors also serves as the subadvisor to the Feeder Fund. Subject to policies adopted by the Funds’ Board, Private Advisors, among other things, (i) manages the day-to-day investment operations of the Funds, (ii) seeks investment opportunities for the Funds and (iii) monitors the performance of and makes investment and trading decisions with respect to the Funds’ investment portfolio. Private Advisors is subject to supervision by the Manager in its management of the Funds.

The Board has overall responsibility for oversight of the Funds. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Funds.

As of March 31, 2016, the Feeder Fund represented $7,882,165 or 18.08% of the Master Fund’s net assets.

2.  Significant Accounting Policies

The Master Fund prepares its financial statements, which are expressed in U.S. dollars, in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and follows significant accounting policies described below.

Management has determined that the Master Fund is an investment company in accordance with Accounting Standards Codification Topic 946, Investment Companies, for the purpose of financial reporting.

Investment in the Fund

NYLIFE Distributors LLC (“Distributor”), an affiliate of the Advisors, acts as the distributor of the Shares. The Distributor may enter into selected dealer arrangements with various brokers, dealers, banks and other financial intermediaries (“Financial Intermediaries”) to sell Shares.

The Master Fund was closed to any subscriptions effective December 1, 2015. Although Shares are registered under the Securities Act of 1933, as amended (“Securities Act”), investments in the Master Fund generally could be made only by investors that satisfy the definition of “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act (“Eligible Investors”). Prior to December 1, 2015, Eligible Investors who subscribed for Shares and were admitted to the Master Fund became shareholders (“Shareholders”) of the Master Fund. Generally, Shares were continuously offered on a monthly basis at a price equal to their then current net asset value (“NAV”) per Share. The minimum initial subscription for Shares was $50,000, and the minimum subsequent subscriptions were $10,000. The Master Fund could accept subscriptions for lesser amounts at the discretion of the Advisors. Shares were offered for purchase as of the first business day of each month or at such other times as determined in the discretion of the Board. Shares were subject to substantial restrictions on transferability and resale, and could not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust. As described below, the

26	Private Advisors Alternative Strategies Master Fund

Master Fund, however, offered to repurchase Shares pursuant to written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as the Board determined in its sole discretion.

The Master Fund did not make any further tender offers to repurchase Shares effective December 1, 2015. No Shareholder or other person holding Shares acquired from a Shareholder had the right to require the Master Fund to redeem Shares. Prior to December 1, 2015, however, the Master Fund from time to time offered to repurchase Shares from its Shareholders in accordance with written tenders by Shareholders. Each tender offer was limited and was generally applied to up to 20% of the net assets of the Master Fund at those times, in those amounts, and on such terms and conditions as the Board determined in its sole discretion. If a tender offer was oversubscribed, the Master Fund, in its sole discretion, either (a) accepted the additional Shares permitted to be accepted pursuant to Rule 13e-4(f)(1) under the Securities Exchange Act of 1934, as amended; (b) extended the tender offer, if necessary, and increased the number of Shares that the Master Fund was offering to repurchase to a number it believed sufficient to accommodate the excess Shares tendered as well as any Shares tendered during the extended offer; or (c) accepted Shares tendered on or before the expiration date of the tender offer for payment on a pro rata basis based on the number of tendered Shares. In determining whether the Master Fund offered to repurchase Shares from Shareholders, the Board considered the recommendations of the Advisors as to the timing of such a tender offer, as well as a variety of operational, business and economic factors. In the event that the Master Fund did not at least once during any 24 consecutive month period beginning after January 1, 2013, offer to repurchase Shares tendered in accordance with such terms and conditions as the Board determined in its sole discretion, the Board was required to call a meeting of Shareholders for the purposes of considering whether to dissolve the Master Fund.

The Master Fund was not required to conduct a tender offer and was less likely to conduct tenders during periods of exceptional tender conditions or when Hedge Funds suspend redemptions. The Master Fund required that each tendering Shareholder tender a minimum of $25,000 worth of Shares, subject to the Board’s ability to permit a Shareholder to tender a lesser amount in its discretion.

The Master Fund reserved the right to reject any subscription to purchase, and the Board could suspend or terminate the sale of Shares at any time, in whole or in part.

A 5.00% early repurchase fee (“Repurchase Fee”) was assessed to any Shareholder that tendered his or her Shares to the Master Fund prior to the business day immediately preceding the one-year anniversary of the Shareholder’s purchase of the respective Shares. The Repurchase Fee applied separately to each purchase of Shares made by a Shareholder. The amount received from the Repurchase Fee stayed in the Funds. The purpose of the Repurchase Fee was to, among other things, discourage short-term investments, which are generally disruptive to the Master Fund’s investment program. The Repurchase Fee was not assessed in connection with the redemption to external shareholders as a result of the liquidation.

Valuation of Investments

Private Advisors has designed ongoing due diligence processes with respect to the Hedge Funds and their Portfolio Managers, which assist Private Advisors in assessing the quality of information provided by, or on behalf of, each Hedge Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require Private Advisors to forego their normal reliance on the value supplied by, or on behalf of, such Hedge Fund and to determine independently a fair valuation of the Master Fund’s interest in such Hedge Fund, consistent with the Master Fund’s fair valuation procedures.

The Board has adopted procedures establishing methodologies for the valuation of each of the Hedge Funds and has delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Master Fund (the “Valuation Committee”). The Board has also authorized the Valuation Committee to appoint a Sub-Committee (“Valuation Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Valuation Sub-Committee will meet (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. Determinations of the Valuation Committee and the Valuation Sub-Committee are subject to review and ratification by the Board at its next regularly scheduled meeting after valuations are determined. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, primary responsibility for the monthly valuation of portfolio assets (including Hedge Funds for which market prices are not readily available) rests with Private Advisors and/or New York Life Investments.

Investments in Hedge Funds

The Board has approved procedures pursuant to which the Master Fund values its investments in Hedge Funds at fair value, which ordinarily will be the amount equal to the Master Fund’s pro rata interest in the net assets of each such Hedge Fund, as such value is supplied by, or on behalf of, the Hedge Fund’s portfolio manager from time to time, usually monthly. The Master Fund complies with the authoritative guidance under GAAP for estimating the fair value of investments in the Hedge Funds that have calculated NAV in accordance with the specialized accounting guidance for investment companies (the “practical expedient”). Investments in Hedge Funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by the Hedge Funds when the net asset valuations of the investments are calculated without further adjustment (or adjusted by the Master Fund if the NAV is deemed to be not reflective of fair value). The Master Fund applies the practical expedient to its investments in Hedge Funds on an investment-by-investment basis and consistently with the Master Fund’s entire position in a particular investment unless it is probable that the Master Fund will sell an investment at an amount different from the net asset valuation or in other situations where the practical expedient is not available. When the Master Fund believes alternative valuation

Private Advisors Alternative Strategies Master Fund	27

Private Advisors Alternative Strategies Master Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)

techniques are more appropriate, the Master Fund considers other factors in addition to the net asset valuation, such as, but not limited to, features of the investment, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in its determination of fair value. Certain financial statements of the Hedge Funds excluded details of investment securities portfolios. As of March 31, 2016, the Master Fund’s Advisors were unaware of any significant issuer concentration in the Hedge Funds.

The valuations reported by the Portfolio Managers, upon which the Master Fund primarily relies in calculating its month-end NAV and NAV per Share, may be subject to later adjustment, based on information reasonably available at that time. The Master Fund will pay repurchase proceeds, as well as calculate management and other fees, on the basis of NAVs determined using the best information available as of the valuation date. In the event that a Hedge Fund, in accordance with its valuation procedures, subsequently corrects, revises or adjusts an unaudited estimated or final value that was properly relied upon by the Master Fund, the Master Fund will generally not make any retroactive adjustments to its NAV, or to any amounts paid based upon such NAV, to reflect a revised valuation. If, after the Master Fund pays repurchase proceeds, or one or more of the valuations used to determine the NAV on which the repurchase payment is based are revised, the repurchasing Shareholders (if the valuations are revised upward) or the remaining Shareholders (if the valuations are revised downward) will bear the risk of such revisions. A repurchasing Shareholder will neither receive distributions from, nor be required to reimburse, the Master Fund in such circumstances. This may have the effect of diluting or increasing the economic interests of other Shareholders. Such adjustments or revisions, whether increasing or decreasing the NAV at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from Portfolio Managers or revisions to the NAV of a Hedge Fund adversely affect the Master Fund’s NAV, the outstanding Shares of the Master Fund will be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at an NAV per Share higher than the adjusted amount. Conversely, any increases in the NAV per Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the holders of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at an NAV per Share lower than the adjusted amount.

Because of the inherent uncertainty of valuation, the estimated value of Hedge Funds for which no ready market exists may differ significantly from the value that would be used had a ready market for the security existed, and the differences could be material. When market quotations may not be available, investments such as complex or unique financial instruments may be priced pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instruments or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of Hedge Funds.

The following are descriptions of strategies utilized by the underlying Hedge Funds during the period.

Distressed Debt

Portfolio Managers seek to purchase securities (typically debt) of companies experiencing financial or operating difficulties due to excessive debt burdens or temporary liquidity problems. Often these companies are in or about to enter bankruptcy. Understanding the complexities of the bankruptcy process allows experienced distressed Portfolio Managers to profit by buying the securities at a deep discount to intrinsic value.

European Equity

This strategy involves taking both long and short positions primarily in public equities with a geographic focus in Europe.

Event Equity

This strategy involves a long and short fundamental approach to equity investments that have a visible catalyst that can enhance value in a short to intermediate term horizon. Situations can also offer underpriced positive optionality. Portfolio managers who utilize this strategy seek to limit the macro, market and/or industry risk that accompanies the holdings, such that the event drives the ultimate profitability of the investment.

Global Equity

This strategy involves taking both long and short positions primarily in public equities with a global geographic focus.

Global Macro

This strategy relies on the assessment of relative valuations at a macroeconomic level across multiple geographies and asset classes based on economic indicators, trend and factor analysis and flow of funds data. Investments can span the fixed income, currency, commodity and equity markets. Global Macro investing is generally a liquid, high frequency trading strategy.

Long/Short Corporate Credit

This strategy involves taking both long and short positions in distinct corporate debt instruments.

28	Private Advisors Alternative Strategies Master Fund

Long/Short Structured Credit

This strategy attempts to isolate returns by trading in tranches of various types of structured credit instruments. This may include multiple tranches of collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), credit default swaps (CDS), credit default swap index (CDX), asset-backed securities index (ABX) and commercial mortgage-backed securities index (CMBX).

Multi-Strategy

This strategy grants Portfolio Managers the ability to invest across strategies.

U.S. Equity

This strategy involves taking both long and short positions primarily in public equities with a geographic focus in the United States.

Volatility Arbitrage

Managers seek to take advantage of a mispricing between derivatives and their theoretical values by purchasing undervalued options, whether directly or synthetically, and hedging the position with the underlying security. Derivatives securities include, but are not limited to listed, over-the-counter and structured options.

Distribution of Income and Gains

The Master Fund intends to distribute all of its net investment income, and net short-term and long-term capital gain, if any, to Shareholders each year as required to maintain regulated investment company (“RIC”) status. Distributions will be made to each Shareholder pro rata based upon the number of Shares held by such Shareholder on the record date and will be net of expenses. Dividends and distributions are recorded on the ex-dividend date. Pursuant to the plan of liquidation for the Master Fund, Shareholders will also receive payment in the amount equal to the NAV per Share of the Master Fund as of March 31, 2016 (the “Valuation Date”). Payment was made in cash on or about 45 business days after the Valuation Date. The Master Fund has determined not to hold back any amount payable to repurchase the Shares. At this same time, the Master Fund will pay-out any net realized capital gains and income realized from the Master Fund’s tax year-end through the Valuation Date as well as any amounts due to Shareholders as post-audit payments from previous tender offers. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP. Dividends from net investment income for the year ended March 31, 2016 represent distributions from ordinary income for tax purposes arising primarily from mark-to-market adjustments relating to passive foreign investment companies.

In order to satisfy the diversification requirements under Subchapter M of the Internal Revenue Code, of 1986, as amended (the “Code”) the Master Fund generally invests its assets in Hedge Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Master Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Master Fund (“DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and/or capital gains distributions automatically reinvested in additional Shares at NAV unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows of the Master Fund is the amount included in the Master Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments or restricted cash.

Income and Operating Expenses

The Master Fund bears its own expenses including, but not limited to, legal expenses, accounting expenses (including third-party accounting services), auditing and other professional expenses, administration expenses and custody expenses. Operating expenses are recorded as incurred.

In addition, the Master Fund bears a pro rata share of the fees and expenses of the Hedge Funds in which it invests. Because the Hedge Funds have varied expense and fee levels and the Master Fund may own different proportions of the Hedge Funds at different times, the amount of fees and expenses incurred indirectly by the Master Fund may vary. These indirect expenses of the Hedge Funds are included in net realized gain/(loss) from investments in Hedge Funds and net change in unrealized appreciation/(depreciation) on investments in Hedge Funds on the Master Fund’s Statement of Operations.

Recognition of Gains and Losses

Changes in unrealized appreciation or depreciation from each Hedge Fund are included in the Master Fund’s Statement of Operations as net change in unrealized appreciation (depreciation) on investments in Hedge Funds.

Purchases of investments in the Hedge Funds are recorded as of the first day of legal ownership of a Hedge Fund. Sales are recorded as of the last day of legal ownership or participation in a Hedge Fund. Any proceeds received from Hedge Fund redemptions that are in excess of the Hedge Funds’ cost basis are classified as net realized gain from investments in Hedge Funds on the Master Fund’s Statement of Operations. Any proceeds received from Hedge Fund redemptions that are less than the Hedge Funds’ cost basis are classified as net realized loss from investments in Hedge Funds on the Master Fund’s Statement of Operations. Realized gains and losses from investments in Hedge Funds are calculated based on specific identification method.

Private Advisors Alternative Strategies Master Fund	29

Private Advisors Alternative Strategies Master Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)

Use of Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements, such as valuation of its investments. Actual results could differ from those estimates.

3.  Income Taxes

Federal Income Taxes

The Master Fund intends to comply with the requirements of the Code, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Master Fund has adopted a tax year-end of October 31. The Master Fund files tax returns with the U.S. Internal Revenue Service and various states. The Master Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Master Fund’s tax positions taken on federal, state and local income tax returns for the open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Master Fund’s financial statements. The Master Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitation have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

A permanent difference, primarily due to passive foreign investment companies (PFICs) and non deductible taxes as of October 31, 2015, the Master Fund’s tax year, resulted in the following reclassification amongst the Master Fund’s components of net assets as of March 31, 2016:

Accumulated net investment income (loss)	$649,222
Accumulated net realized gain (loss)	(669,812)
Paid-in capital	20,590

The tax character of distributions paid for the year ended March 31, 2015 of $1,367,396 was ordinary income. The tax character of distributions for the year ended March 31, 2016 of $831,075 was ordinary income, and is subject to recharacterization until the end of the Master Fund’s tax year end on October 31, 2016.

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$831,073
Unrealized appreciation (depreciation)	(904,449)
Capital loss carryforward	(1,361,031)

As of October 31, 2015, capital loss carryforwards available for federal income tax purposes were $22,453 for short-term and $1,338,578 for long-term. These amounts have no expiration.

As of October 31, 2015, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$66,367,199
Gross tax unrealized appreciation	$—
Gross tax unrealized depreciation	(904,449)
Net tax unrealized appreciation (depreciation) on investments	$(904,449)

Temporary differences are due to the different treatment for book and tax of the Master Fund’s investment in PFICs.

4.  Fair Value of Financial Instruments

“Fair value” is defined as the price that the Master Fund would receive upon selling an investment or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In determining fair value, the Master Fund uses the practical expedient. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs

•	Level 3—significant unobservable inputs

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), as an amendment to Accounting Standards Codification (ASC) 820, Fair Value Measurement. The amendments in this ASU apply to reporting entities that elect to measure the fair value of an investment using the net asset value per share (or its equivalent) practical expedient, as the Master Fund does for its investments in Hedge Funds. The amendments in this ASU remove the requirement to categorize within the fair value hierarchy, as described above, all investments for which fair value is measured using the net asset value per share practical

30	Private Advisors Alternative Strategies Master Fund

expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the Master Fund has elected to measure the fair value.

The amendments in this ASU were effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years, with application of the amendments noted above retrospectively to all periods presented. The retrospective approach requires that an investment for which fair value is measured using the net asset value per share practical expedient be removed from the fair value hierarchy in all periods presented in an entity’s financial statements. Earlier application of this ASU was permitted. The Manager reviewed the requirements of the ASU and determined that early adoption of this ASU would be applied to the relevant disclosures of the Master Fund.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Total Investments Measured at NAV	$21,593,454

As of March 31, 2016, the Master Fund only held investments valued at NAV as practical expedient, as such, disclosure regarding the fair value hierarchy of the Master Fund’s investments is not applicable.

5.  Fees and Related Party Transactions

The Master Fund bears all of the expenses of its own operations, including, but not limited to, the investment management fee for the Master Fund payable to New York Life Investments, administration fees, custody fees, and transfer agent fees payable to State Street Bank and Trust Company (“State Street”).

In consideration of the management services provided by New York Life Investments to the Master Fund, the Master Fund pays New York Life Investments a monthly management fee of 0.0917% (1.10% on an annualized basis) of the Master Fund’s month end NAV (“Management Fee”). New York Life Investments will pay a portion of the Management Fee it receives from the Master Fund (net of any fee waiver or expense reimbursement arrangements) to Private Advisors for the provision of its subadvisory services. For the year ended March 31, 2016, the Master Fund incurred management fees of $746,138. There was no amount due to the Manager as of March 31, 2016.

Effective December 1, 2015, New York Life Investments began waiving the Management Fee. For the period from December 1, 2015 through March 31, 2016, New York Life Investments waived Management Fees of $236,716.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired (Underlying) Fund Fees and

Expenses (i.e., the expenses of the underlying Hedge Funds)) do not exceed 1.50% of its average month-end net assets. This agreement will remain in effect until August 1, 2016, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Accordingly, $210,884 of expenses was reimbursed, so that expenses do not exceed 1.50% of its average month-end net assets. As of March 31, 2016, $50,575 is due from the Manager.

The Master Fund has retained State Street to provide administrative and accounting services to the Master Fund. State Street also serves as the Master Fund’s transfer agent and custodian. Under the terms of an administration agreement with the Master Fund (“Administration Agreement”), State Street is responsible for, among other things: (i) reconciling cash and investment balances; (ii) maintaining the general ledger and sub-ledger accounts and arranging for the computation of the Master Fund’s NAV; (iii) preparing the Master Fund’s annual and semi-annual reports; (iv) maintaining the register of Shareholders; (v) processing matters relating to subscriptions for and repurchases of Shares; and (vi) issuing reports and transaction statements to Shareholders. For its services, State Street is paid a monthly fee directly from the Master Fund. For the year ended March 31, 2016, the Master Fund incurred administration fees, custody fees, and transfer agent fees of $141,225, $32,152, and $32,059, respectively.

From time to time, the Master Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Master Fund. As of the March 31, 2016 record date, New York Life Investment Management Holdings, LLC, an affiliate of the Advisors, maintains a significant holding directly in the Master Fund that represents 81.92% of the Master Fund’s NAV and an indirect holding through the Feeder Fund of 18.08%.

6.  Investments in Hedge Funds

As of March 31, 2016, the Master Fund had investments in 14 Hedge Funds. The Master Fund, as an investor in these Hedge Funds, and various other Hedge Funds held throughout the year, pays management fees of up to 2.75% (per annum) of the NAV of its ownership interest in such Hedge Funds, as well as incentive fees or allocations of up to 27.00% of net profits earned that are allocable to the Master Fund’s ownership interest in such Hedge Funds.

For the year ended March 31, 2016, aggregate purchases and proceeds from sales of investments in Hedge Funds were $5,400,000 and $47,506,898, respectively. There were no unfunded commitments outstanding to Hedge Funds as of March 31, 2016.

7.  Offering of Shares

The Master Fund’s Share activities for the year ended March 31, 2016 were as follows:

Balance as of April 1, 2015	Subscriptions	Redemptions	Distributions Reinvested	Balance as of March 31, 2016
68,438.15	699.28	(24,225.41)	825.37	45,737.39

Private Advisors Alternative Strategies Master Fund	31

Private Advisors Alternative Strategies Master Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)

8.  Risks and Contingencies

The Master Fund may be subject to various risk factors including the following broad categories (i) the risks related to an investment in the Master Fund; (ii) the risks related to the types of investments utilized by the Hedge Funds; (iii) the risks related to the investment strategies of the Hedge Funds; and (iv) the risks related to the management and operations of the Hedge Funds.

Because Hedge Funds may have the ability to concentrate their investments by investing an unlimited amount of their assets in a specific issuer, sector, market, industry, strategy, country or geographic region, Hedge Funds will be subject to risks such as rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings, and may be more susceptible to risks associated with a single economic, political or regulatory circumstance or event than a more diversified portfolio might be.

Certain of the Portfolio Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Hedge Funds’ performance, risk levels, and/or market correlation. There can be no assurance that any Portfolio Manager will have success in achieving any goal related to such practices. The Portfolio Managers may be unable to, or may choose in their judgment not to seek to, achieve such goals.

Although Private Advisors generally seeks to invest with Portfolio Managers that have a minimum three-year Hedge Fund performance track record, there could be exceptions for sufficiently compelling opportunities. In this regard, certain Hedge Funds may have no prior or limited operating history upon which Private Advisors can evaluate their potential performance. The past investment performance of Hedge

Funds managed by Portfolio Managers of Hedge Funds in which the Master Fund invests or expect to invest may not be construed as an indication of the future results of an investment in the Master Fund. In addition, Portfolio Managers that have no or limited operating history may not have direct experience managing Hedge Funds, including experience with financial, legal or regulatory considerations unique to Hedge Funds, and because there is generally less information available on which to base an opinion of such Portfolio Managers’ investment and management expertise, these types of investments may be subject to greater risk and uncertainty than investments with more experienced Portfolio Managers.

Effective December 1, 2015, Private Advisors began preparing the Master Fund for liquidation and transitioning the portfolio. This likely impacted and will continue to impact performance.

9.  Contractual Obligations

The Master Fund enters into contracts that contain a variety of indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Subsequent Events

In connection with the preparation of the financial statements of the Master Fund for the year ended March 31, 2016, events and transactions subsequent to March 31, 2016 through the date the financial statements were issued have been evaluated by the Master Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

Pursuant to the plan of liquidation, all third-party shareholders have had their account balances redeemed.

32	Private Advisors Alternative Strategies Master Fund

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements

At its December 8-10, 2015 meeting, the Boards of Trustees (“Board”) of Private Advisors Alternative Strategies Fund (“Feeder Fund”) and Private Advisors Alternative Strategies Master Fund (“Master Fund” and, with the Feeder Fund, the “Funds”) considered and unanimously approved the Funds’ Management Agreements with New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Private Advisors LLC (“Private Advisors”) with respect to the Funds.

The Board noted that, at its November 2, 2015 meeting, upon recommendation from New York Life Investments, the Board had determined that it would be in the best interests of the shareholders of the Funds to liquidate the Funds. The Board referenced the materials received in connection with that meeting and its consideration and approval of the Funds’ plans of liquidation. The Board observed that the Funds had been closed to new or additional subscriptions on December 1, 2015. The Board noted that, following the closure of the Funds to subscriptions, New York Life Investments proposed to engage in business and activities for the purposes of winding down the Funds’ business affairs and transitioning their portfolios to cash and cash equivalents in preparation for the orderly liquidation and subsequent distribution of the Funds’ assets. The Board considered its discussions with New York Life Investments regarding the mechanics and timeline for the liquidations of the Funds which, due to the nature of the underlying investments of the Funds, was expected to last for several months. The Board recognized that this process would extend beyond the expiration of the current Agreements. The Board noted favorably that New York Life Investments had agreed to waive the management fees for the Funds effective December 1, 2015.

On the basis of the information and factors and evaluated, the Board as a whole, including the independent trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

Please see the supplements filed on November 3, 2015 and discussions elsewhere in this Annual Report for additional information regarding the mechanics of the liquidations of the Funds.

Private Advisors Funds	33

Board of Trustees and Officers (Unaudited)

The Board of Trustees oversees the MainStay Group of Funds, (which is comprised of Funds that are series of the MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay DefinedTerm Municipal Opportunities Fund) (collectively the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s), and other service providers to the Fund Complex. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers serve a term of one year and are elected annually by the Board of Trustees. Information pertaining to the Trustees and officers is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll-free 800-598-2019. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Funds (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Interested Board Member*	Christopher O. Blunt* 5/13/61	Indefinite; Private Advisors Alternative Strategies Master Fund: Trustee since January 2016 Private Advisors Alternative Strategies Fund: Trustee since January 2016;	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	84

MainStay Funds Trust: Trustee since January 2016 (38 Funds);

MainStay VP Funds Trust: Trustee since January 2016 (31 portfolios);

The MainStay Funds: Trustee since January 2016 (12 Funds); and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016.

*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” John Y. Kim also served as a trustee during the period. (Mr. Kim, an interested trustee, resigned from the Board, effective December 31, 2015). Effective on December 31, 2015, the Board appointed Christopher O. Blunt to become an interested trustee.

34	Private Advisors Funds

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members****	David H. Chow 12/29/57	Indefinite; Private Advisors Alternative Strategies Fund: Trustee since January 2016; Advisory Board Member (June 2015 to December 2015); Private Advisors Alternative Strategies Master Fund: Trustee since January 2016 Advisory Board Member (June 2015 to December 2015);	Member, Governing Council of the Independent Directors Council (since 2012); former President and Member of the Board, CFA Society of Stamford (since 2009); Member of the Board, Forward Management, LLC (2008 to 2015); Trustee, Berea College of Kentucky (since 2009); Founder and CEO, DanCourt Management, LLC (since 1999).	84

MainStay Funds Trust: Trustee since January 2016; Advisory Board member (June 2015 to December 2015) (38 Funds);

MainStay VP Funds Trust: Trustee since January 2016; Advisory Board Member (June 2015 to December 2015) (31 portfolios);

The MainStay Funds: Trustee since January 2016; Advisory Board member since (June 2015 to December 2015) (12 Funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016; Advisory Board Member (June 2015 to December 2015); and

Market Vectors ETF Trust: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios).

	Susan B. Kerley 8/12/51	Indefinite; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011;	President, Strategic Management Advisors LLC (since 1990)	84

MainStay Funds Trust: Trustee since 1990 (38 Funds)***;

MainStay VP Funds Trust: Trustee since 2007** (31 portfolios);

The MainStay Funds: Trustee since 2007 (12 Funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011; Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	84

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (38 Funds)***;

MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007** (31 portfolios);

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (12 Funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Peter Meenan 12/5/41	Indefinite; Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011; Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011;	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	84

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002 (38 Funds)***;

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 Funds);

MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007** (31 portfolios); and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Private Advisors Funds	35

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held By Board Member
Non-Interested Board Members****	Richard H. Nolan, Jr. 11/16/46	Indefinite; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011;	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	84

MainStay Funds Trust: Trustee since 2007 (38 Funds)***;

MainStay VP Funds Trust:

Trustee since 2006** (31 portfolios);

The MainStay Funds: Trustee since 2007 (12 Funds); and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Jacques P. Perold 5/12/58	Indefinite; Private Advisors Alternative Strategies Fund: Trustee since January 2016; Advisory Board Member since (June 2015 to December 2015); Private Advisors Alternative Strategies Master Fund: Trustee since January 2016; Advisory Board Member since (June 2015 to December 2015);	Retired; Trustee, Boston University (since 2014); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009).	84

MainStay Funds Trust: Trustee since January 2016; Advisory Board member (June 2015 to December 2015) (38 Funds);

MainStay VP Funds Trust: Trustee since January 2016; Advisory Board Member (June 2015 to December 2015) (31 portfolios);

The MainStay Funds: Trustee since January 2016; Advisory Board member (June 2015 to December 2015) (12 Funds); and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since January 2016; Advisory Board Member since June 4, 2015.

	Richard S. Trutanic 2/13/52	Indefinite; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011;	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	84

MainStay Funds Trust:

Trustee since 2007 (38 Funds)***;

MainStay VP Funds Trust:

Trustee since 2007** (31 portfolios);

The MainStay Funds: Trustee since 1994 (12 Funds); and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	John A. Weisser 10/22/41	Indefinite; Private Advisors Alternative Strategies Master Fund: Trustee since 2011; Private Advisors Alternative Strategies Fund: Trustee since 2011;	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	84

MainStay Funds Trust: Trustee since 2007 (38 Funds)***

MainStay VP Funds Trust:

Trustee since 1997** (31 portfolios);

The MainStay Funds: Trustee since 2007 (12 Funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Roman L. Weil also served as a trustee during the period. Pursuant to the Board’s retirement policy, Mr. Weil, an independent trustee, retired on December 31, 2015.

36	Private Advisors Funds

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Trustees)*	Stephen P. Fisher 2/22/59	President, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since January 2014), New York Life Investment Management LLC; President, and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds and MainStay VP Funds Trust (since 2007)**.
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, and MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012).
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, Private Advisors Alternative Strategies Fund and Private Advisors Alternative Strategies Master Fund (since 2014)	Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds, MainStay VP Funds Trust and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, Private Advisors Alternative Strategies Fund, Private Advisors Alternative Strategies Master Fund and MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014); Associate, Dechert LLP (2006 to 2010).
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust and MainStay Funds VP Trust (since 2010)**.
	Scott T. Harrington 2/8/59	Vice President—Administration, Private Advisors Alternative Strategies Master Fund and Private Advisors Alternative Strategies Fund (since 2011)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds and MainStay VP Funds Trust (since 2005)**.

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board of Trustees to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Private Advisors Funds	37

Federal Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Private Advisors Alternative Strategies Feeder and Master Fund’s policies and procedures with respect to the voting of proxies; and (2) a record of how the Master Fund voted proxies during the most recent year ended March 31 is available without charge, upon request, by calling the Master Fund at 1-888-207-6176. This information is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Schedule of Investments

Each of the Private Advisors Alternative Strategies Feeder and Master Fund is required to file its complete Schedule of Investments with the SEC for its first and third fiscal quarters on Form N-Q. The Master Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling 1-800-SEC-0330. The Master Fund’s Form N-Q may be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	Private Advisors Funds

Other Information

Private Advisors Alternative Strategies Fund

51 Madison Avenue

New York, NY 10010

Trustees

Christopher O. Blunt

David H. Chow

Susan B. Kerley

Alan R. Latshaw

Peter Meenan

Richard H. Nolan, Jr.

Jacques P. Perold

Richard S. Trutanic

John A. Weisser

Officers

Jack R. Benintende, Treasurer

Kevin M. Bopp, Chief Compliance Officer

Stephen P. Fisher, President

J. Kevin Gao, Secretary

Scott T. Harrington, Vice President

Investment Manager

New York Life Investment Management LLC

51 Madison Avenue

New York, NY 10036

Subadvisor

Private Advisors LLC*

901 East Byrd Street

Suite 1400

Richmond, VA 23219

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Dechert LLP

1900 K Street, NW

Washington, DC 20006

*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The Private Advisors Alternative Strategies Fund and the Private Advisors Alternative Strategies Master Fund are managed by New York Life Investment Management LLC, an indirect subsidiary of New York Life Insurance Company, and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a member of FINRA/SIPC. Private Advisors LLC is an affiliate of New York Life Investment Management LLC and acts as the Funds’ subadvisor.

This report may be distributed only when preceded or accompanied by a current prospectus.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1694198 PA007-16	PAAS11f-05/16 NL200

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Private Advisors Alternative Strategies Fund (“Registrant” or “Fund”) has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not make any amendments to the Code during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Experts.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial expert is Alan R. Latshaw. Mr. Latshaw is “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended March 31, 2016 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $21,000.

The aggregate fees billed for the fiscal year ended March 31, 2015 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $18,700.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were (a) $0 for the fiscal year ended March 31, 2016; and (ii) $0 for the fiscal year ended March 31, 2015. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $0 during the fiscal year ended March 31, 2016, and (ii) $3,275 during the fiscal year ended March 31, 2015. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were (i) $0 during the fiscal year ended March 31, 2016, and (ii) $0 during the fiscal year ended March 31, 2015.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the Procedures) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the Service Affiliates) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal year ended March 31, 2016 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately (i) $5,300,000 during the fiscal year ended March 31, 2016 and (ii) $3,400,000 for the fiscal year ended March 31, 2015.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended March 31, 2016 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	The Schedule of Investments is included as part of Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund invests in interests issued by private investment funds or hedge funds (“Hedge Funds”). As such, it is expected that proxies and consent requests will deal with matters related to the operative terms and business details of such Hedge Funds. New York Life Investment Management LLC (“New York Life Investments”) or Private Advisors LLC (“Private Advisors”) (Private Advisors together with New York Life Investments “Advisors”) are not responsible for, and these procedures are not applicable to, proxies received by portfolio managers of the Hedge Funds (related to issuers invested in by the related Hedge Fund).

It is the policy of the Fund that proxies received by the Fund are voted in the best interests of shareholders, to the extent voting rights have not been waived or such Hedge Fund interest is held in non-voting form. To the extent that the Fund receives notices or proxies from Hedge Funds (or to the extent the Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Board of Trustees of the Funds (“Board”) has adopted Proxy Voting Policies and Procedures for the Fund that delegates all responsibility for voting proxies received to New York Life Investments, subject to the oversight of the Board. New York Life Investments has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Fund are voted in the best interests of the Fund and shareholders. New York Life Investments may delegate proxy voting authority to Private Advisors; provided that, as specified in New York Life Investments’ Proxy Voting Policies and Procedures, Private Advisors either (1) follows New York Life Investments’ Proxy Voting Policy and the Fund’s Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with New York Life Investments Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of New York Life Investments’ clients and appear to comply with governing regulations. The Fund may revoke all or part of this delegation (to New York Life Investments and/or Private Advisors as applicable) at any time by a vote of the Board.

Conflicts of Interest. When a proxy presents a conflict of interest, such as when New York Life Investments has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and New York Life Investments or an affiliated entity of New York Life Investments, both the Fund’s and New York Life Investments’ proxy voting policies and procedures mandate that New York Life Investments follow an alternative voting procedure rather than voting proxies in its sole discretion. In these cases, New York Life Investments may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Board or a designated committee of New York Life Investments, or a representative of either of the conflict of interest and seek a waiver of the conflict to permit New York Life Investments to vote the proxies as it deems appropriate and in the best interest shareholders, under its usual policy; or (3) forward the proxies to the Board, or a designated committee of New York Life Investments, so that the Board or the committee may vote the proxies itself. As part of their delegation of proxy voting responsibility to New York Life Investments, the Fund also delegated to New York Life Investments responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures, as described above. If New York Life Investments chooses to override a voting recommendation made by Institutional Shareholder Services Inc. (“ISS”), New York Life Investments’ compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the New York Life Investments’ Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The registrant’s portfolio is managed on a team basis. The following persons are primarily responsible for the day-to-day management of the registrant’s portfolio.

Louis W. Chip Moelchert, III, CFA, Chief Executive Officer — Mr. Moelchert is Chief Executive Officer and Chair of Private Advisors’ Executive Committee. Mr. Moelchert is a member of the Board of Managers and is responsible for leading day-to-day operations and providing strategic direction for the firm. Additionally, he serves on each of the firm’s investment committees. Mr. Moelchert joined Private Advisors, LLC in 2003. Prior to joining Private Advisors, Mr. Moelchert spent 10 years at Jefferson Capital Partners, Ltd., a boutique merchant bank with a focus on the healthcare, consumer and business services industries. He was a Partner at Jefferson Capital and focused predominately on the healthcare and business services segments. Prior to Jefferson Capital, Mr. Moelchert was an Associate Vice President/Portfolio Manager with the Asset Management division of Wheat First Butcher Singer, Inc. (now part of Wells Fargo Advisors). Mr. Moelchert received his B.S. from the University of Richmond and is a CFA charter holder and member of the CFA Institute.

Louis W. Moelchert, Chairman — Mr. Moelchert established Private Advisors, LLC in 1997. He serves on the Board of Managers and a number of the firm’s investment committees. Beginning in 1975, he managed the endowment for the University of Richmond for 30 years and began investing in alternatives in the early 1980’s. He also served as a committee member of the Virginia Retirement System from 1996 to 2000 and Chairman of the Investment Advisory Committee from 1998 to 2000. He was also Chairman of the Commonfund Board of Trustees from 1993 to 1997 and served as a trustee from 1986 to 1998. Mr. Moelchert received his B.B.A. and M.S., Accountancy from the University of Georgia.

Timothy G. Berry, CFA, Partner — Mr. Berry joined Private Advisors, LLC in 2001 and is responsible for hedge fund of funds portfolio management, including manager sourcing, selection, due diligence, and monitoring. Prior to joining Private Advisors, he was an Associate with Chesapeake Capital Corporation, a billion dollar hedge fund. At Chesapeake, he was responsible for modeling and structuring multi-manager alternative investment products for institutional partners, custom quantitative analysis on behalf of investors, and performing due diligence on principals’ alternative asset investments. Mr. Berry received a Masters Degree from Duke University and a B.A. with distinction from the University of Virginia and is a CFA charter holder and member of the CFA Institute.

Charles H.G. Honey, Partner — Mr. Honey is responsible for hedge fund of funds portfolio management, including manager sourcing, selection, due diligence, and monitoring. Mr. Honey has over seventeen years experience as a portfolio manager and equity analyst. Prior to joining the firm in 2007, he was Managing Partner and Founder of Rapidan Capital, LLC a registered investment advisor. He is a former Managing Director of the hedge fund group at Morgens, Waterfall, Vintiadis & Company. Prior to that, he was a Managing Director at Trainer, Wortham & Company, an investment management firm. He began his career as an equity trader and research analyst for Woodward & Associates, a New York based hedge fund. A native of Richmond, VA, Mr. Honey received a B.S. in Business Administration from Washington & Lee University. In the past he has spoken on the use of value-based analysis and metrics in portfolio management at Stern Stewart’s EVA® Institute, the World Research Group’s EVA® Conference and in appearances on CNBC.

Macon H. Clarkson, CFA, Partner — Ms. Clarkson is responsible for manager selection, monitoring, and due diligence for hedge fund investments. Prior to joining Private Advisors, Ms. Clarkson was an Associate on the High Yield Syndicate desk at Lehman Brothers where she helped structure, market, price, and allocate high yield bond offerings. From 2000 to 2003, Ms. Clarkson was an Analyst in the Global Leveraged Finance group at Lehman Brothers where she performed credit analysis, financial modeling, covenant analysis, and due diligence for potential and mandated bridge loan, leveraged loan and high yield bond transactions. Ms. Clarkson received a B.S. with distinction in Commerce with concentrations in Finance and Management from the University of Virginia’s McIntire School of Commerce, and she is a CFA charter holder and a member of the CFA Institute.

Bryan F. Durand, CFA, Partner — Mr. Durand is responsible for manager selection, monitoring, and due diligence for hedge fund investments. Prior to joining Private Advisors, Mr. Durand was a senior research analyst at MFC Global Investment Management (U.S.), LLC, where he provided fundamental research for several value-based investment strategies. Prior to joining MFC, Mr. Durand was an equity research analyst at Thompson, Siegel & Walmsley, where he supported a small and mid-cap value team. Earlier, Mr. Durand was a summer equity research associate at Smith Barney/Citigroup, a controller at Silverstream Software, Inc, and a senior auditor at Ernst and Young. Mr. Durand holds an M.B.A. from Duke University’s Fuqua School of Business and a B.A. from the College of the Holy Cross, and is a CFA charter holder and member of the CFA Institute.

(a)(2) Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest (as of March 31, 2016)

	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Louis W. Moelchert, Jr.	2 RICs $43.6 M	30 Accounts $3.6 B	4 Accounts $360 M	0	23 Accounts $3.6 B	0
Louis W. Chip Moelchert, III	2 RICs $43.6 M	30 Accounts $3.6 B	0 Accounts $0 M	0	23 Accounts $3.6 B	0
Timothy G. Berry	2 RICs $43.6 M	11 Accounts $1.8 B	5 Accounts $1.1 B	0	9 Accounts $1.8 B	0
Charles H.G. Honey	2 RICs $43.6 M	11 Accounts $1.8 B	6 Accounts $1.1 B	0	9 Accounts $1.8 B	0
Macon H. Clarkson	2 RICs $43.6 M	9 Accounts $1.7 B	1 Accounts $316.8 M	0	7 Accounts $1.7 B	0
Bryan F. Durand	2 RICs $43.6 M	11 Accounts $1.8 B	2 Accounts $246.3 M	0	9 Accounts $1.8 B	0

Potential Conflicts of Interest

The Advisors engage in other activities including managing the assets of various private funds and institutional accounts. In the ordinary course of business, the Advisors engage in activities in which the Advisors’ interests or the interests of its clients may conflict with the interests of the Fund or shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Advisors can give no assurance that any conflicts of interest will be resolved in favor of the Fund or shareholders.

The Advisors’ Asset Management Activities. The Advisors and their affiliates conduct a variety of asset management activities, including sponsoring unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Advisors’ investment management activities may present conflicts if the Fund and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Hedge Funds. From time to time, a Hedge Fund may seek the approval or consent of its investors in connection with certain matters relating to the Hedge Fund. In such a case, the Advisors have the right to vote in their sole discretion the Fund’s interest in the Hedge Fund to the extent such rights have not been waived or such interest is held in non- voting form. The Advisors consider only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Advisors and their affiliates, on the one hand, and the Portfolio Managers and affiliates of the Hedge Funds, on the other hand, other than as a result of the Fund’s investment in a Hedge Fund. As a result of these existing business relationships, the Advisors may face a conflict of interest acting on behalf of the Fund and its shareholders.

Hedge Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisors to monitor whether holdings of the Hedge Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may, at the time of investment: (i) elect to invest in a class of a Hedge Fund’s non-voting securities (if such a class is available), or (ii) enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Hedge Fund or waive its rights to vote its interest in a Hedge Fund to the extent such interest exceeds 4.9%. These voting restriction could diminish the influence of the Fund in a Hedge Fund, as compared to other investors in the Hedge Fund (which could include other accounts or funds managed by the Advisors, if they do not waive their voting rights in the Hedge Fund), and adversely affect the Fund’s investment in the Hedge Fund, which could result in unpredictable and potentially adverse effects on shareholders.

Diverse Shareholders; Relationships with Shareholders. The shareholders could include entities that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual shareholders may relate to or arise from, among other things, the nature of investments made by the Fund and/or Hedge Funds, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund’s investments and other factors may result in different returns being realized by different shareholders. Conflicts of interest may arise in connection with decisions made by the Advisors, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In selecting Hedge Funds for the Fund, Private Advisors considers the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any shareholder individually.

Allocation of Hedge Fund Opportunities. In some cases, investment opportunities in Hedge Funds may have longer time horizons, different risk profiles, or may have to be made at a time when the Funds do not have cash available for the investments. In other cases, due to capacity constraints, Private Advisors may be unable to allocate a Hedge Fund to all of its clients (including the Fund) for which the investment may be suitable. In such event, Private Advisors will endeavor to allocate Hedge Funds to all clients (including the Fund) in a manner that is fair and equitable all clients in accordance with internal allocation policies.

Related Funds. Conflicts of interest may arise for the Advisors in connection with certain transactions involving investments by the Fund in Hedge Funds, and investments by other accounts or funds managed by the Advisors in the same Hedge Funds. Conflicts of interest may also arise in connection with investments in the Fund by other funds advised or managed by the Advisors or any of their affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Advisors or an affiliate may determine that an investment in a Hedge Fund is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Fund. Situations also may arise in which the Advisors, one of their affiliates, or the clients of either have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. The investment activities of the Advisors its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Fund in certain situations if, among other reasons, the investment activities limit the Fund’s ability to invest in a particular Hedge Fund.

Management of the Fund. Personnel of the Advisors or their affiliates will devote such time as the Advisors, the Fund and their affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers, principals, and employees of the Advisors and their affiliates will also work on other projects for the Advisors and their other affiliates (including other clients served by the Advisors and their affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

(a)(3) Portfolio Managers or Management Team Members’ Compensation Structure

Private Advisors’ total compensation package is a combination of salary and bonus. Employees (including investment professionals directly involved with this product) are evaluated on a semi-annual basis with respect to stated responsibilities and objectives. The percentage of compensation that is base salary and performance bonus varies among professionals. Bonuses can be multiples of salary and are based primarily on: (i) the individual’s contribution to the firm; (ii) the success of the product line; and (iii) the financial performance of the firm.

Private Advisors believes there are two key factors that contribute to the firm’s success in retaining talented investment professionals and maintaining low turnover among employees: (i) equity ownership in the firm is distributed to those individuals that have been identified as key professionals based on their contribution (or expected contribution) to the firm; and (ii) Private Advisors’ corporate culture, collegial atmosphere, close communication among all levels of staff, and headquarters in Richmond, Virginia, have all had a significant impact on the recruitment, retention and cultivation of talented professionals. Compensation and equity allocations are contemplated and approved by the Compensation Committee of Private Advisors, as defined by the Operating Agreement of Private Advisors.

(a)(4) Disclosure of Securities Ownership

As of March 31, 2016, the investment managers did not own any shares of the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the Disclosure Controls), as of a date within

90 days prior to the filing date (the Filing Date) of this Form N-CSR (the Report), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIVATE ADVISORS ALTERNATIVE STRATEGIES FUND

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	June 6, 2016

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	June 6, 2016

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.